         As filed with the Securities and Exchange Commission on July 5, 2001

                                                      Registration No. 333-_____

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                            ------------------------

              ETABLISSEMENTS DELHAIZE FRERES ET CIE "LE LION" S.A.
             (Exact Name of Registrant as specified in its charter)


                                DELHAIZE BROTHERS
                        AND CO. "THE LION" ESTABLISHMENT
                 (Translation of Registrant's Name into English)

Belgium                                                     98-0226019
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

                                 RUE OSSEGHEM 53
                            B-1080 BRUSSELS, BELGIUM
                                011-32-2-412-2111
          (Address, including zip code, of principal executive offices)

                              --------------------

              PROFIT-SHARING AND RETIREMENT PLAN OF FOOD LION, LLC
                            (Full title of the plan)

                              --------------------

                              R. William McCanless
                             Delhaize America, Inc.
                              2110 Executive Drive
                                  P.O. Box 1330
                         Salisbury, North Carolina 28145
                                 (704) 633-8250
 (Name, address and telephone number, including area code, of agent for service)

                              --------------------

                                    Copy to:
                            Michael E. Dillard, P.C.
                    Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                               1700 Pacific Avenue
                                   Suite 4100
                               Dallas, Texas 75201
                                 (214) 969-2800

                              --------------------


                                              CALCULATION OF REGISTRATION FEE

===============================================================================================================================
                                                                    Proposed Maximum        Proposed Maximum        Amount of
                                                 Amount to be        Offering Price        Aggregate Offering      Registration
   Title of Securities to be Registered (1)     Registered (1)        Per ADS (2)               Price (2)             Fee (3)
-------------------------------------------------------------------------------------------------------------------------------
American Depositary Shares ("ADSs"),
evidenced by American Depositary Receipts
("ADRs"), each ADS representing one             2,000,000 ADSs           $57.37                $114,740,000         $11,862.68
Ordinary Share without nominal value
===============================================================================================================================

(1) Pursuant to Rule 416(c) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Profit-Sharing and Retirement Plan of Food Lion, LLC (the "Plan"). Pursuant to Rule 457(h)(2) under the Securities Act, no registration fee is required with respect to such interests in the Plan.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) and (c) under the Securities Act based on the average of the high and low prices of the ADSs reported on the New York Stock Exchange on July 3, 2001.

(3) Pursuant to Rule 457(p) under the Securities Act, the Registrant hereby offsets the $28,685.00 registration fee required in connection with this Registration Statement by $16,822.32 of the filing fee (relating to securities offered that remain unsold) remitted by Hannaford Bros. Co., a subsidiary of the Registrant ("Hannaford"), in connection with Hannaford's registration statement on Form S-8 (Registration No. 333-53109) filed on May 20, 1998.

                             INTRODUCTORY STATEMENT

         Etablissements Delhaize Freres et Cie "Le Lion" S.A., a societe anonyme organized under the laws of the Kingdom of Belgium (the "Registrant"), files this registration statement on Form S-8 (this "Registration Statement") to register 2,000,000 American Depositary Shares ("ADSs"), evidenced by American Depositary Receipts ("ADRs"), of the Registrant to be offered under the Profit-Sharing and Retirement Plan of Food Lion, LLC (the "Plan"). Each ADS represents one ordinary share, without nominal value, of the Registrant.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The documents containing the information specified in Part I of Form S-8 have been or will be sent or given to each Plan participant as specified by Rule 428(b)(1) under the Securities Act. These documents and the documents incorporated by reference into this Registration Statement pursuant to Item 3 of
Part II hereof, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

         The following documents filed by the Registrant with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

         (1) The Registrant's Annual Report on Form 20-F for the fiscal year ended December 31, 2000, filed with the Commission on June 29, 2001;

         (2) The Registrant's Report of Foreign Private Issuer on Form 6-K, filed with the Commission on July 2, 2001;

         (3) The Registrant's Report of Foreign Private Issuer on Form 6-K, filed with the Commission on April 27, 2001; and

         (4) The description of the Registrant's ordinary shares and the Registrant's ADSs contained under the headings titled "Description of Delhaize Group Ordinary Shares" and "Description of Delhaize Group American Depositary Receipts" in the Registrant's Registration Statement on Form F-4, filed with the Commission on March 23, 2001, as amended (Registration No. 333-13302).

         In addition to the foregoing, all documents subsequently filed by the Registrant or the Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment indicating that all of the securities offered hereunder have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document that is also incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Under Belgian law, the directors of a company may be liable for damages to the company in case of improper performance of their duties. The directors may be liable to the Registrant and to third parties for infringement of the Registrant's Articles of Association or Belgian company law. Under certain circumstances, directors may be criminally liable. The Registrant maintains liability insurance for the benefit of its directors and executive officers.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8. EXHIBITS.

         A list of exhibits included as part of this Registration Statement is set forth on the Exhibit Index which immediately precedes the exhibits and is incorporated by reference herein.

         The Registrant hereby undertakes that it will submit or has submitted the Profit-Sharing and Retirement Plan of Food Lion, LLC and any amendments thereto to the Internal Revenue Service (the "IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify such plans under Section 401 of the Internal Revenue Code of 1986, as amended.

ITEM 9. UNDERTAKINGS.

         (a) The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i)      To include any prospectus required by
                                    Section 10(a)(3) of the Securities Act;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement;

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's Annual Report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's Annual Report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brussels, Kingdom of Belgium, on July 5, 2001.

                                       ETABLISSEMENTS DELHAIZE FRERES
                                       ET CIE "LE LION" S.A.



                                       By: /s/ Pierre-Olivier Beckers
                                           -------------------------------------
                                           Pierre-Olivier Beckers
                                           President and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that each of the undersigned directors and officers of Etablissements Delhaize Freres et Cie "Le Lion" S.A. hereby constitutes and appoints Pierre-Olivier Beckers and Jean-Claude Coppieters 't Wallant, and each of them, his true and lawful attorney-in-fact and agent, with full power to act without the other and with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission and any state securities regulatory board or commission any documents relating to the proposed issuance and registration of the securities offered pursuant to this Registration Statement under the Securities Act, including any and all amendments (including post-effective amendments and amendments thereto) to this Registration Statement and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on July 5, 2001.

              Signature                                  Title
              ---------                                  -----

         /s/ Gui de Vaucleroy                    Chairman of the Board
         --------------------
           Gui de Vaucleroy


      /s/ Pierre-Olivier Beckers         President and Chief Executive Officer,
      --------------------------         Director (Principal Executive Officer)
        Pierre-Olivier Beckers


/s/ Jean-Claude Coppieters 't Wallant      Chief Financial Officer (Principal
-------------------------------------       Financial and Accounting Officer)
  Jean-Claude Coppieters 't Wallant


       /s/ R. William McCanless          Director (Authorized Representative in
       ------------------------                     the United States)
         R. William McCanless


            /s/ Roger Boin                              Director
            --------------
              Roger Boin


                                                        Director
         --------------------
           Raymond-Max Boon


  /s/ Baron de Cooman d'Herlinckhove                    Director
  ----------------------------------
    Baron de Cooman d'Herlinckhove


                                                        Director
          ------------------
            Marcel Degroof


        /s/ Jacques Le Clercq                           Director
        ---------------------
          Jacques Le Clercq


           /s/ Didier Smits                             Director
           ----------------
             Didier Smits


        /s/ Philippe Stroobant                          Director
        ----------------------
          Philippe Stroobant


           /s/ Frans Vreys                              Director
           ---------------
             Frans Vreys

        /s/ Hugh G. Farrington                                Director
        ----------------------
          Hugh G. Farrington



       /s/ William G. Ferguson                                Director
       -----------------------
         William G. Ferguson



    /s/ Richard Goblet d'Alviella                             Director
    -----------------------------
      Richard Goblet d'Alviella



         /s/ Robert J. Murray                                 Director
         --------------------
           Robert J. Murray

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Benefit Plan Committee of the Board of Directors of Delhaize America, Inc., a wholly-owned subsidiary of the Registrant, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salisbury, State of North Carolina, on July 5, 2001.

                                       PROFIT-SHARING AND RETIREMENT PLAN OF
                                       FOOD LION, LLC



                                       By: /s/ Patricia G. Fulcher
                                           -------------------------------------
                                           Patricia G. Fulcher
                                           Member of the Benefit Plan Committee
                                           of the Board of Directors of
                                           Delhaize America, Inc.

                                INDEX TO EXHIBITS

                  The following is a complete list of exhibits filed as part of this Registration Statement:

     Exhibit
     Number                                 Exhibit
     -------                                -------

        4.1 Articles of Association of the Registrant (English translation) (incorporated by reference herein to Exhibit 1.1 of the Registrant's Annual Report on Form 20-F filed with the Commission on June 29, 2001)

        4.2 Form of Deposit Agreement among the Registrant, The Bank of New York and all holders from time to time of the Registrant's ADRs (incorporated by reference herein to Exhibit 4.1 of the Registrant's Registration Statement on Form F-4 filed with the Commission on March 23, 2001)

        4.3       Profit-Sharing and Retirement Plan of Food Lion, LLC

        23        Consent of Deloitte & Touche Reviseurs d'Enterprises SC s.f.d.
                  SCRL

        24 Power of Attorney (included in the signature page of this Registration Statement)